--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                          August 21, 1998

Dear Shareholder,

  We are pleased to present to shareholders of The Emerging Germany Fund Inc. the Fund's report for the six months ended June 30, 1998.

  The positive outlook for EMU, falling interest rates, positive earnings momentum and significant liquidity inflows helped the German stock market reach new all-time highs in the first half of 1998. With inflation and interest rates at historic lows, the European economy as a whole continued to gain momentum.

  Strong stock selection in the automobile, telecommunications and technology sectors helped propel the Fund to outperform its benchmarks during both the first and second quarters of this year. During the second quarter, the Fund purchased its first Eastern European company, Ceske Radiokomunikace AS, a provider of wired and mobile telecommunication services.

  A continuation of substantial capital inflows, positive earnings momentum, and corporate activities such as stock repurchase plans and restructurings should support the German stock market in the second half of the year. As the amount of international exports decreases, consumer spending will likely have a greater impact on economic expansion. Given the stable economic environment, our outlook for the Germany equity market remains positive.

  At June 30, 1998, the Fund had net assets of $244,661,835, or $17.47 per share, compared with $213,460,523 or $15.24 per share at the end of the first quarter. In the six months ended June 30, 1998, the Fund's net asset value and market price returned 42.1% and 39.4%, respectively, compared with a rise in the DAX100 Index of 36.4% in dollar terms. In the second quarter 1998, the Fund's net asset value and market price rose by 17.4% and 17.8%, respectively, compared with a rise in the DAX100 of 16.9% in dollar terms.

  Pursuant to the Fund's distribution policy, the Board declared a quarterly dividend of $0.41 per share paid on July 20, 1998 to shareholders of record on July 10, 1998.

  As the Board previously informed you in early April 1998, the Fund's Dividend Reinvestment Plan has been revised so that the Fund's shareholders will automatically be participants in the Plan unless they affirmatively "opt-out" by sending a notice to the Plan Agent. The enclosed brochure contains complete details of the revised Plan. We thank our shareholders for their continued interest and support.

                                   Sincerely,

    [SIGNATURE]                            [SIGNATURE]
Rolf Passow                                William S. Stack
Chairman                                   President

ECONOMY

  In the first quarter of 1998, the German economy gained momentum, and leading indicators continued to point to a trend of economic improvement. In the second quarter, however, the economy grew at a slower rate than in the first. While nearly half of the 2.3% growth in 1997 came from exports, the growth in foreign trade likely will be considerably lower this year. Private consumption is proving to be a more important factor in growth this year.

  As the economy started picking up, the labor market also started to improve and the unemployment rate declined to 11% from 11.8% at the end of last year.

  Germany's year-over-year inflation rate declined to 1% in June. This favorable development in the inflation rate is partly due to the deflationary effects of the Asian crisis, along with lower commodity prices. Additionally, there are no signs of internal inflationary pressures as unit wage costs continue to fall in Germany.

  The backdrop for the launch of European Monetary Union is favorable as the European economy gains momentum while inflation rates and interest rates are at historic lows.

STOCK MARKET

  The German equity market soared to all-time highs in the first half of 1998 and ended the first six months up 36.7% and the second quarter up 14.0%, as measured in local currencies by the DAX100 Index. This positive trend continued in July, but has retreated recently on Asian fears and the absence of news during the summer holidays.

  The European equity markets have been driven by a positive outlook for EMU, falling interest rates, positive earnings momentum and significant liquidity inflows. The German equity market has not only outperformed the average of global equity markets, but also the MSCI Europe.

  Large caps continued to outperform small and mid caps in the first half of 1998. The DAX Index, which represents the 30 largest companies in Germany, was up 38.8% compared to the MDAX, which was only up 25.4% in the first half of the year.

  Automobiles, telecommunications, technology and retailers outperformed the market while utilities, steel companies and banks underperformed. SAP, Volkswagen, MLP, and Mannesmann were among the best-performing stocks in the German market.

  Despite broader concerns regarding Asia, the environment for Germany equities remains positive given low bond yields, low inflation and positive earnings momentum. Additionally, factors such as corporate restructurings, share buybacks and merger and acquisition activity also should be supportive of the equity markets.

PORTFOLIO STRATEGY AND REVIEW

  During the second quarter of 1998, the Fund's total net asset value and market price increased by 17.4% and 17.8%, respectively, compared with increases of 16.9% in the DAX100 and 17.0% in the MSCI Germany in dollar terms. In the first half of the year, the total net asset value and the market price increased by 42.1% and 39.4%, respectively, outperforming the DAX100 by 300 basis points.

  As in the first quarter of this year, the Fund's outperformance was once again primarily due to strong performance in individual stocks rather than to sector weightings. For example, Pfeiffer Vacuum, SAP, MLP, Sixt, Hugo Boss, and Volkswagen significantly outperformed the market.

  After a strong share price performance, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, decreased the Fund's position in Pfeiffer Vacuum and sold the Fund's position in Porsche and Rofin Sinar. Furthermore, Dresdner RCM sold the Fund's position in the utility companies RWE and Veba, and lowered the weighting in the Industrial Equipment sectors by selling AGIV, Krupp Hoesch and KSB.

  Dresdner RCM increased the Fund's weighting in the telecommunications sector by acquiring a position in Mannesmann and increasing its MobilCom position. For the first time a position in an Eastern European company, Ceske Radiokomunikace AS, was acquired. Ceske Radio is a Czech provider of wired as well as mobile telecommunications services with significant growth potential. Furthermore, Dresdner RCM increased the Fund's position in Lufthansa and Bayer and acquired a new position in Aixtron. Aixtron is the world market leader in machinery for the production of compound semiconductors. These semiconductors are primarily used for LEDs, cellular phones and solar cells for satellites.

  Banking, Insurance, and Automobiles continue to represent the highest sector weightings and Allianz represents the largest single position in the Fund's portfolio.

  Stocks of the following companies represented the Fund's ten largest positions at June 30, 1998:

                                                    MARKET VALUE    PERCENT OF
COMPANY                                                IN USD       NET ASSETS
--------------------------------------------------  -------------   ----------
Allianz AG Holding................................  $  25,746,012      10.5%
Volkswagen AG.....................................     24,164,033       9.9%
SAP AG............................................     21,252,703       8.7%
Bayer AG..........................................     14,243,332       5.8%
Mobil Com.........................................     12,956,524       5.3%
Daimler Benz......................................     11,811,678       4.8%
Deutsche Bank AG..................................     11,424,056       4.7%
Munchener Ruckversicherungs-Gesellschaft AG.......     11,179,504       4.6%
Deutsche Pfandbrief- und Hypothekenbank AG........     10,770,144       4.4%
Bayerische Vereinsbank AG.........................     10,605,557       4.3%
                                                    -------------       ---
                                                    $ 154,153,543      63.0%
                                                    -------------       ---
                                                    -------------       ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................         14.7%
Banking..............................................................................................         17.9%
Chemicals and Textiles...............................................................................          9.2%
Financial Services...................................................................................          2.0%
Household Related Non-Durables.......................................................................          6.3%
Industrial Equipment.................................................................................          5.9%
Insurance............................................................................................         17.2%
Technology Services..................................................................................          9.3%
Telecommunication....................................................................................          9.8%
Transportation Services..............................................................................          5.1%
                                                                                                               ---
                                                                                                              97.4%
                                                                                                               ---
                                                                                                               ---

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
JUNE 30, 1998
(UNAUDITED)

------------------------------------------------------------------------------------------------------
 SHARES                                EQUITY INVESTMENTS                                 MARKET VALUE
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR - 14.7%
        AUTOMOTIVE RELATED - 14.7%
 120,000 Daimler Benz AG **.............................................................. $ 11,811,678
  25,000 Volkswagen AG...................................................................   24,164,033
                                                                                          ------------
                                                                                            35,975,711
                                                                                          ------------
CONSUMER NON-DURABLES SECTOR - 6.3%
        HOUSEHOLD RELATED NON-DURABLES - 6.3%
  60,000 Adidas AG **....................................................................   10,464,149
   1,750 Hugo Boss AG Pfd................................................................    3,862,363
  21,000 Hawesko Holding Bearer *........................................................    1,024,788
                                                                                          ------------
                                                                                            15,351,300
                                                                                          ------------
CYCLICAL/CAPITAL GOODS SECTOR - 24.0%
        CHEMICALS AND TEXTILES - 9.2%
 175,000 BASF AG.........................................................................    8,321,549
 275,000 Bayer AG........................................................................   14,243,332
                                                                                          ------------
                                                                                            22,564,881
                                                                                          ------------
        INDUSTRIAL EQUIPMENT - 5.9%
  27,400 Aixtron AG......................................................................    4,603,893
  14,500 Jenoptik AG *...................................................................      450,286
 100,000 Pfeiffer Vacuum Technology AG (ADR) *...........................................    7,125,825
  51,100 Winkler + Dunnebie ***..........................................................    2,295,292
                                                                                          ------------
                                                                                            14,475,296
                                                                                          ------------
        TRANSPORTATION SERVICES - 5.1%
 200,000 Lufthansa AG **.................................................................    5,040,758
  59,100 Sixt AG Pfd. *..................................................................    7,390,368
                                                                                          ------------
                                                                                            12,431,126
                                                                                          ------------
INTEREST-SENSITIVE SECTOR - 37.1%
        BANKING - 17.9%
 125,000 Bayerische Vereinsbank AG.......................................................   10,605,557
 150,000 BHF-Bank AG.....................................................................    5,714,523
 503,000 Credito Italiano Sp.A *.........................................................    2,634,034
 135,000 Deutsche Bank AG................................................................   11,424,056
 134,500 Deutsche Pfandbrief- und Hypothekenbank AG **...................................   10,770,144
   7,500 UBS (Union Bank of Switzerland).................................................    2,792,079
                                                                                          ------------
                                                                                            43,940,393
                                                                                          ------------

------------------------------------------------------------------------------------------------------
 SHARES                                EQUITY INVESTMENTS                                 MARKET VALUE
------------------------------------------------------------------------------------------------------
        FINANCIAL SERVICES - 2.0%
   2,500 MLP (Marschollek, Lautenschlager und Partner) Pfd............................... $  1,233,658
   7,500 MLP (Marschollek, Lautenschl--ger und Partner)..................................    3,589,253
                                                                                          ------------
                                                                                             4,822,911
                                                                                          ------------
        INSURANCE - 17.2%
  75,000 Allianz AG Holding **...........................................................   25,016,636
   2,205 Allianz AG (new shares) *.......................................................      729,376
  45,000 Hannover Ruckversicherungs AG...................................................    5,190,484
  22,500 Munchener Ruckversicherungs-Gesellschaft AG.....................................   11,179,503
                                                                                          ------------
                                                                                            42,115,999
                                                                                          ------------
TECHNOLOGY SECTOR - 15.3%
        TECHNOLOGY SERVICES - 9.3%
  41,500 BAAN Company NV *...............................................................    1,492,057
  35,000 SAP AG..........................................................................   21,252,703
                                                                                          ------------
                                                                                            22,744,760
                                                                                          ------------
        TELECOMMUNICATION - 9.8%
  49,700 Ceske Radiokomunikace *.........................................................    1,046,185
  90,000 Mannesmann AG...................................................................    9,258,027
  52,000 MobilCom AG.....................................................................   12,687,850
  51,000 MobilCom AG Rights..............................................................      268,674
  10,000 Teles AG *......................................................................      584,013
                                                                                          ------------
                                                                                            23,844,749
                                                                                          ------------
                                                                                          ------------
        Total Equity Investments
          (Cost $171,701,167)-- 97.4%...................................................   238,267,126
        Other Assets Less Liabilities--2.6%.............................................     6,394,709
                                                                                          ------------
        Net Assets--100.0%..............................................................  $244,661,835
                                                                                          ------------
                                                                                          ------------

----------------
Percentages are of net assets.

  * Non-income producing security.

 ** Part of this security is on loan (Note 1).

*** Part of this security is on loan and this is also a non-income producing security.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)
--------------------------------------------

ASSETS:
Investments in securities, at value
  (cost $171,701,167) (Note 1).....  $ 238,267,126
Foreign currency, at value (cost
  $4,259,859) (Note 1).............      4,249,815
Cash...............................        101,441
Receivable for investments sold....     10,708,638
Dividends and dividend reclaims
  receivable.......................        304,632
Interest receivable................         24,738
                                     -------------
    Total Assets...................    253,656,390
                                     -------------
LIABILITIES:
Payable for investments
  purchased........................      8,380,578
Payable for:
  Legal fees.......................        226,976
  Investment advisory and
    administrative fees (Note 6)...        172,468
  Accrued expenses.................         75,345
  Shareholder reporting expenses...         67,413
  Directors' fees and expenses
    (Note 7).......................         31,031
  Custodian fees...................         24,722
  Audit fees.......................         16,022
                                     -------------
    Total Liabilities..............      8,994,555
                                     -------------
NET ASSETS.........................  $ 244,661,835
                                     -------------
                                     -------------
NET ASSETS CONSIST OF:
Paid-in capital (Note 4)...........  $ 142,013,476
Distributions in excess of net
  investment income................        743,258
Accumulated net realized gain on
  investments and foreign currency
  transactions.....................     35,370,243
Net unrealized appreciation on
  investments and translation of
  other assets and liabilities in
  foreign currencies...............     66,534,858
                                     -------------
NET ASSETS.........................  $ 244,661,835
                                     -------------
                                     -------------
NET ASSET VALUE PER SHARE
  ($244,661,835  DIVIDED BY
  14,008,334 shares outstanding)...  $       17.47
                                     -------------
                                     -------------

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)
--------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends (net of foreign
    withholding tax of $343,554)....  $ 3,050,254
  Interest..........................       61,729
                                      -----------
  Total income......................    3,111,983
                                      -----------
Expenses:
  Investment advisory and
    administrative fees (Note 6)....      927,962
  Legal fees........................      221,815
  Custodian fees....................       75,899
  Directors' fees and expenses (Note
    7)..............................       56,038
  Shareholder reporting expenses....       37,057
  Audit fees........................       35,118
  Proxy solicitation expenses.......       31,912
  NYSE listing fees.................       12,048
  Miscellaneous expenses............       11,755
  Transfer agent fees...............       10,621
  Insurance expenses................        7,711
                                      -----------
    Total expenses..................    1,427,936
                                      -----------
Net investment income...............    1,684,047
                                      -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain on investments....   36,577,932
Net realized loss in foreign
 currency transactions..............      (10,266)
                                      -----------
  Net realized gain.................   36,567,666
Net change in unrealized
 appreciation on investments and
 translation of other assets and
 liabilities in foreign
 currencies.........................   34,758,960
                                      -----------
  Net realized and unrealized gain
    during the period...............   71,326,626
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................  $73,010,673
                                      -----------
                                      -----------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------

                               Six months
                                 ended         Year ended
                             June 30, 1998    December 31,
                              (Unaudited)         1997
                             --------------  --------------
OPERATIONS:
Net investment income......  $    1,684,047  $      107,668
Net realized gain on
  investments and foreign
  currency transactions....      36,567,666      33,117,116
Net change in unrealized
  appreciation on
  investments and
  translation of other
  assets and liabilities in
  foreign currencies.......      34,758,960       4,816,868
                             --------------  --------------
Net increase in net assets
  resulting from
  operations...............      73,010,673      38,041,652
DISTRIBUTIONS TO
  SHAREHOLDERS FROM: (NOTE
  1 AND 2)
Net investment income......        (280,167)       (840,501)
Capital gains..............      (4,482,667)    (10,086,000)
                             --------------  --------------
TOTAL DISTRIBUTIONS........      (4,762,834)    (10,926,501)
TOTAL INCREASE IN NET
  ASSETS...................      68,247,839      27,115,151
NET ASSETS:
Beginning of period........     176,413,996     149,298,845
                             --------------  --------------
End of period *............  $  244,661,835  $  176,413,996
                             --------------  --------------
                             --------------  --------------

----------------
*Includes undistributed net
  investment income of:....  $      743,258  $     (660,622)
                             --------------  --------------
                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------
THE EMERGING GERMANY FUND INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Germany Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

a. SECURITIES VALUATIONS: Investments for which market quotations are readily available are valued at the closing price on the day of valuation. Securities for which market quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  Short-term debt securities that mature in less than 60 days are valued at amortized cost.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

c. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized currency gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

  In addition, the Fund does not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

d. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

e. LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. At June 30, 1998, stocks with an aggregate value of $16,417,112 were on loan to brokers. The loans were collateralized by cash of $17,243,448, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. For the six months ended June 30, 1998, net securities lending income was $28,668 and is included in interest income on the Statement of Operations. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

f. DISTRIBUTIONS: Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses as a result of wash sales and passive foreign investment companies.

NOTE 2. DISTRIBUTIONS
On April 20, 1998, a distribution of $0.34 per share, aggregating $4,762,834, was paid from investment operations. This amount represented a distribution to shareholders of 2.5% of the Fund's average weekly net assets for the 13-week period from January 2, 1998 to March 27, 1998. The dividend was recorded on April 7, 1998 to shareholders of record on April 10, 1998.

NOTE 3. INVESTMENT IN FOREIGN SECURITIES
Investing in foreign equity securities involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are United States companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. Since the Fund concentrates its investments in German companies, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 4. CAPITAL SHARES
At June 30, 1998, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares were authorized and 14,008,334 shares were outstanding. There were no transactions in the Fund's capital stock for the six months ended June 30, 1998.

NOTE 5. PURCHASES AND SALES OF SECURITIES
For the six months ended June 30, 1998, purchases and sales proceeds of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $155,035,656 and $161,641,664, respectively. There were no purchases or sales of U.S. government obligations during the period. At June 30, 1998, the aggregate cost of investments for federal income tax purposes was $171,909,429. Gross unrealized appreciation and depreciation of investments aggregated $68,620,463 and $2,262,766, respectively, resulting in net unrealized appreciation of $66,357,697 at June 30, 1998.

NOTE 6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
Dresdner RCM Global Investors LLC manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment advisory and administrative fees monthly at an annual rate of 1.00% of the average weekly net assets up to $100,000,000 and at an annual rate of 0.80% of such assets in excess of $100,000,000. For the six months ended June 30, 1998, the Fund recorded investment advisory and administrative fees aggregating $927,962.

NOTE 7. DIRECTORS' FEES
The Fund pays each of its Directors who is not an interested person of the Fund $7,500 annually plus $750 for each meeting of the Board or any committee thereof attended by the Director.

--------------------------------------------------------------------------------
NOTE 8. FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE SIX MONTHS
ENDED JUNE 30, 1998 AND DURING EACH OF THE SEVEN YEARS ENDED DECEMBER 31, 1997 AND THE PERIOD APRIL 5, 1990 TO DECEMBER 31, 1990
--------------------------------------------------------------------------------

                                       SIX MONTHS
                                          ENDED
                                        JUNE 30,                               YEAR ENDED DECEMBER 31,
                                          1998       ---------------------------------------------------------------------------
                                       (UNAUDITED)     1997       1996          1995        1994            1993         1992
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................    $ 12.59     $  10.66   $    9.20     $    9.20   $    9.80      $      7.45   $    8.86
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Net investment income................       0.12         0.01        0.03          0.07        0.03             0.03        0.07
Net realized and unrealized gain
 (loss) on investments...............       5.10         2.70        1.45         (0.07)      (0.51)            2.44       (1.37)
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Net increase (decrease) in net asset
 value resulting from investment
 operations..........................       5.22         2.71        1.48          0.00       (0.48)            2.47       (1.30)
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Distributions:
  Net investment income..............      (0.02)       (0.06)      (0.02)        (0.00)      (0.00)           (0.00)      (0.07)
  Net realized gain on investments...      (0.32)       (0.72)      (0.00)        (0.00)      (0.12)           (0.00)      (0.04)
  In excess of realized gains and
    foreign currency transactions....      (0.00)       (0.00)      (0.00)        (0.00)      (0.00)           (0.12)      (0.00)
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
    Total distributions..............      (0.34)       (0.78)      (0.02)(b)     (0.00)      (0.12)(b)        (0.12)(b)     (0.11)
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
NET ASSET VALUE, END OF PERIOD.......    $ 17.47     $  12.59   $   10.66     $    9.20   $    9.20      $      9.80   $    7.45
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
MARKET VALUE, END OF PERIOD(C).......    $ 15.31     $  11.25   $    8.13     $    7.25   $    7.38      $      9.38   $    6.38
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
TOTAL MARKET VALUE RETURN(D).........     39.35%       48.04%      12.34%        (1.69%)    (20.07%)          49.09%     (16.50%)
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 millions)...........................    $   245     $    176   $     149     $     129   $     129      $       137   $     104
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Ratio of expenses to average net
 assets..............................       1.38%        1.30%       1.42%         1.51%       1.40%            1.46%       1.49%
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Ratio of net investment income to
 average net assets..................       1.63%        0.06%       0.33%         0.76%       0.34%            0.40%       0.76%
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Portfolio turnover rate..............         76%          85%         51%           40%         91%            % 98          54%
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
Average commission per share (f).....    $0.1796     $ 0.1472   $  0.1762        --          --              --           --
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------
                                       -----------   --------   ---------     ---------   ---------      -----------   ---------

                                                      APRIL 5,
                                                        1990
                                                         TO
                                                      DEC. 31,
                                         1991           1990
                                       --------      -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $ 9.40        $     11.06(a)
                                       --------      -----------
Net investment income................    0.07               0.16
Net realized and unrealized gain
 (loss) on investments...............   (0.38)             (1.62)
                                       --------      -----------
Net increase (decrease) in net asset
 value resulting from investment
 operations..........................   (0.31)             (1.46)
                                       --------      -----------
Distributions:
  Net investment income..............   (0.07)             (0.16)
  Net realized gain on investments...   (0.16)             (0.04)
  In excess of realized gains and
    foreign currency transactions....   (0.00)              0.00
                                       --------      -----------
    Total distributions..............   (0.23)(b)          (0.20)
                                       --------      -----------
NET ASSET VALUE, END OF PERIOD.......  $ 8.86        $      9.40
                                       --------      -----------
                                       --------      -----------
MARKET VALUE, END OF PERIOD(C).......  $ 7.75        $      7.88
                                       --------      -----------
                                       --------      -----------
TOTAL MARKET VALUE RETURN(D).........   1.10%            (32.64%)
                                       --------      -----------
                                       --------      -----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 millions)...........................  $  124        $       132
                                       --------      -----------
                                       --------      -----------
Ratio of expenses to average net
 assets..............................    1.70%              1.51%(e)
                                       --------      -----------
                                       --------      -----------
Ratio of net investment income to
 average net assets..................    0.76%              3.62%(e)
                                       --------      -----------
                                       --------      -----------
Portfolio turnover rate..............      52%              % 13
                                       --------      -----------
                                       --------      -----------
Average commission per share (f).....    --              --
                                       --------      -----------
                                       --------      -----------

--------------

       (a) Represents initial net asset value of $12.00, less underwriting commission of $0.84 and offering expenses of $0.10.
       (b) The ex-dividend date was after the end of the fiscal year.
       (c) Closing price--New York Stock Exchange.
       (d) The total market value return calculation includes reinvestment of dividends in the year declared.
       (e) Annualized.
       (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
William S. Stack, President
Barbel Lenz, Vice President
Robert J. Goldstein, Secretary
Karin L. Brotman, Assistant Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122 or visit the Fund's website at www.emerginggermany.com.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's Voluntary Dividend Reinvestment Plan (the "Plan"), shareholders may elect to receive dividends and other distributions in the form of additional shares of the Fund. As of November 29, 1998, shareholders who hold Fund shares in their own name will automatically receive dividends and other distributions in the form of additional shares of the Fund. Other shareholders wishing to participate in the Plan should contact their brokerage firm, bank or other nominee to see if it will participate on their behalf. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report, including the financial statements herein, is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

      All references in this report to "dollars" or "$" are to United States dollars.

      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998